SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         25-Jul-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB3

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB3
(Exact name of registrant as specified in its charter)

Delaware           333-106175               13-5674085
(State or Other    (Commission              (I.R.S. Employer
Jurisdiction of    File Number)             Identification
Incorporation)                              Number)

4LD FINANCIAL CENTER FLOOR 10
NEW YORK, NY                    10281-1310
(Address of Principal           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 212-449-1000

Item 5.  Other Events

On        25-Jul-03a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          25-Jul-03The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                   Date:
                   Amount:

C.      Item 1: Legal Proceedings:          NONE

D.      Item 2: Changes in Securities:      NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated           25-Jul-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   7/25/03

                     Beginning
                    Certificate
 Class     Cusip    Balance(1)   Principal    Interest
AF-1     12489WGJ7  194034000.00  3557945.36   465491.50
AV-1     12489WGK4   55882000.00    48956.37    59107.13
M-1      12489WGM0   14850000.00        0.00    52850.40
M-2      12489WGN8   14850000.00        0.00    56451.49
B-1      12489WGP3    7425000.00        0.00    34357.56
B-2      12489WGQ1    3712500.00        0.00    19752.78
B-3      12489WGR9    2970000.00        0.00    16215.59
A-IO*    12489WGL2  296689000.00        0.00   741677.25
N*          NA              1.00        1.00        0.00
X           NA          N/A             0.00  373,189.63
R            0          N/A             0.00       38.74
Total               293723500.00  3606902.73  1819132.07
* Notional
                      Ending
                    Certificate
 Class    Losses      Balance
AF-1       0.00     190476054.64
AV-1       0.00      55833043.63
M-1        0.00      14850000.00
M-2        0.00      14850000.00
B-1        0.00       7425000.00
B-2        0.00       3712500.00
B-3        0.00       2970000.00
A-IO*       N/A     274612000.00
N*          N/A             0.00
X           N/A              N/A
R           N/A              N/A
Total      0.00     290116598.27


              AMOUNTS PER $1,000 UNIT
                                               Ending
                                            Certificate
 Class   Principal   Interest      Total      Balance
AF-1    18.33671089 2.39902027  20.73573116 981.66328911
AV-1     0.87606689 1.05771322   1.93378011 999.12393311
M-1      0.00000000 3.55894949   3.55894949 1000.00000000
M-2      0.00000000 3.80144714   3.80144714 1000.00000000
B-1      0.00000000 4.62728081   4.62728081 1000.00000000
B-2      0.00000000 5.32061414   5.32061414 1000.00000000
B-3      0.00000000 5.45979461   5.45979461 1000.00000000
A-IO     0.00000000 2.49984748   2.49984748 925.58874781
N       1000.000000 0.00000000  1000.0000000  0.00000000
X        0.00000000 0.00000000   0.00000000   0.00000000
R        0.00000000 0.00000000   0.00000000   0.00000000

                      Current
                   Pass-Through
Class     Losses   Interest Rate
AF-1     0.00000000     2.87900%
AV-1     0.00000000     1.36000%
M-1      0.00000000     4.27100%
M-2      0.00000000     4.32008%
B-1      0.00000000     4.32008%
B-2      0.00000000     4.32008%
B-3      0.00000000     4.32008%
A-IO     0.00000000     3.00000%
N        0.00000000          N/A
X        0.00000000          N/A
R        0.00000000          N/A


Distribution Date:     25-Jul-03

        Distribution Statement
        Pooling and Servicing Agreement Dated June 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distributions)                  2967267.70
      O/C Release Amount                                       0.00
      O/C Deficiency (after distributions)                     0.00
      O/C Target Amount                                  2966907.68
      O/C Amount (after distributions)                   2967267.70

    Amount of Excess Interest                  387417.37
    Amount of Excess Cashflow                  387417.37



iv) Servicing Fees    Group 1     Group 2      Total
                        95811.46    27637.09   123448.55

v) Advances                                   59225.83

vi) Ending Pool Balance
                      Group 1                 Group 2      Total
                    226803872.27            66279993.70 293083865.97

vii)    Loan Count                      1521         442       1963
Wt'd avg Rem Term                        319         349        326
Wt'd avg Mortage Rate               7.75904%    8.13502%   7.84407%

viii)  Delinquency And Foreclosure Information:

Group 1            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                1485     222968306.58     0             0.00
30 days delinquent:     35        3779970.84     1         39591.13
60 days delinquent:      1          55594.85     1         55594.85
90+ days delinquent      0              0.00     0             0.00


                    Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90+ days delinquent      0              0.00


Group 2            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                 423      62904065.26     0             0.00
30 days delinquent:     18        3293175.85     0             0.00
60 days delinquent:      1          82752.59     0             0.00
90 days delinquent:      0              0.00     0             0.00
120+ days delinquen      0              0.00     0             0.00

                                          Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90 days delinquent:      0              0.00
120+ days delinquen      0              0.00

ix)     Loans that became REO properties
x)      Total Book Value of REO Properties:

Loan Number        Unpaid Prin.   Sched Bal             Book Value
   0                     0           0                       0


                        Group 1     Group 2       Total
xi)     Prepayments   3268510.06      -96.64  3268413.42

xii) Current Period Prepayment Penalties         9059.58
Aggregate Prepayment Penalties                   9059.58
Prepayment Penalties allocable to Classes N      9059.58


xiii) Aggregate Realized Losses incurred during Due Period Cumulative Realized Losses
                        Group 1     Group 2       Total
                            0.00        0.00        0.00
                            0.00        0.00        0.00

xiv)    Realized Loss Allocations
                                Class           Loss
                                AF-1                0.00
                                AV-1                0.00
                                M-1                 0.00
                                M-2                 0.00
                                B-1                 0.00
                                B-2                 0.00
                                B-3                 0.00
                                A-IO*                N/A
                                N*                   N/A



xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                  Group 1     Group 2      Total
                                        0.00        0.00       0.00

xix)    Trustee Fees                 2015.67      580.38    2596.04

xx)     Interest Carryover Amounts
        Current DisAmounts Remaining
AF-1            N/A          N/A
AV-1           0.00         0.00
M-1            0.00         0.00
M-2        2,993.74         0.00
B-1        7,628.68         0.00
B-2        6,388.34         0.00
B-3        6,236.81         0.00

xxi) O/C Deficiency (after distribution)                       0.00

xxii) Has Trigger Event has occurred?       NO
Cummulative Realized Losses Percentage      0.00000%

xxiii)  Available Funds         Group 1     Group 2        Total
Sched Net Interest              1486553.94   449650.95   1936204.89
Scheduled Principal             289435.30     49053.01    338488.31
Unscheduled Principal           3268510.06     -96.64    3268413.42
Available Funds                 5044499.30   498607.32   5543106.62

xxiv)   Class Interest Rate         See Page 1

xxv)    Liquidation Report
Loan Number        Unpd Prin Bal    Sched P    Liq Proc       Loss
   0                     0           0           0           0

xxvi)   Mortgage Loans Purchased by Servicer                   0.00

xxvii)  Mortgage Loans Re-Purchased by Servicer                0.00

                   ASSET BACKED FUNDING CORPORATION


                                By: /s/ Sheryl Christopherson
                                Name:  Sheryl Christopherson
                                Title: Vice President US Bank


Dated:      7/25/03